SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 7, 2000
                                                          ---------------


                         FGIC SECURITIES PURCHASE, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)



              Delaware             0-19564              13-3633082
          --------------------------------------------------------------
          (State or other        (Commission          (I.R.S. Employer
          jurisdiction of        File Number)        Identification No.)
          incorporation)


                     115 Broadway, New York, New York 10006
                     --------------------------------------
              (Address of principal executive officers) (Zip Code)



       Registrant's telephone number, including area code: (212) 312-3000
                                                           --------------

Item 5.  Other Events
------   ------------

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 12, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1998; and (ii) the reference to them under Experts in the Preliminary Prospectus Supplement dated January 7, 2000 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $25,000,000 aggregate principal amount of County of Lancaster, Pennsylvania, General Obligation Bonds, Series of 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------   ------------------------------------------------------------------

                                    EXHIBITS

              Item 601 of
              Regulation S-K
              Exhibit Reference
              Number

             (23)                      Consents of experts and counsel:

                                       (d)   Consent of KPMG Peat Marwick LLP

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         FGIC SECURITIES PURCHASE, INC.
                                         ------------------------------
                                                 (Registrant)




                                         By:
                                            -----------------------------------
                                             Name: Steve Natko
                                             Title: Vice President


Dated: January 12, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                         FGIC SECURITIES PURCHASE, INC.








                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED JANUARY 7, 2000









                                                  Commission File Number 0-19564

                                  Exhibit Index



Exhibit No.       Description                                          Page
-----------       -----------                                          ----

(23)              Consents of experts and counsel:                       6

                  (d)  Consent of KPMG LLP